                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549





                            ----------------------


                                   FORM 8-K



                            ----------------------




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  December 27, 1994
                                                       -------------------



                            DART GROUP CORPORATION
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                     0-1946               53-0242973
- -------------------------------       ------------       -------------------
 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)              File Number)       Identification No.)




          3300 75th Avenue, Landover, Maryland                    20785
        ----------------------------------------               ----------
        (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code (301) 731-1200
                                                         --------------


       ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


             The total number of sequentially numbered pages is 10.

             The exhibit index appears on page 3.





                                  Page 1 of 10
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Item 1.  Changes in Control of Registrant.

         The discussion under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.  Other Events

         On December 27, 1994, Dart Group Corporation issued the press release included as an exhibit to this report on Form 8-K.


Item 7.  Financial Statements and Exhibits

         Exhibit 99(d): Press release issued on December 27, 1994 by Dart Group Corporation.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DART GROUP CORPORATION


                                   By:  /s/ RONALD T. RICE
                                        ------------------------------
                                        Ronald T. Rice
                                        Assistant Vice President/Controller


Date:  January 3, 1995





                                  Page 2 of 10
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                                 EXHIBIT INDEX


                            Exhibit                                                Sequential
         No.                                Description                            Page Number
       -------                              -----------                            -----------
        99(d)                         Press release issued on                           4
                                      December 27, 1994 by Dart Group
                                      Corporation.





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